UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2010
APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices, including zip code)
(713) 296-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
     On October 8, 2010, Apache Corporation’s subsidiary, Apache Canada Ltd. (the “Company”), completed the previously announced acquisition of substantially all of BP plc’s upstream natural gas business in western Alberta and British Columbia. The Company acquired assets with estimated proved reserves of 224 million barrels of oil equivalent (boe) and first-half 2010 net production of 46,500 boe per day (collectively, the “Canadian Properties”). The Company acquired the Canadian Properties pursuant to the terms and conditions set forth in a Partnership Interest and Share Purchase and Sale Agreement by and between BP Canada Energy and Apache Canada Ltd., dated July 20, 2010, a copy of which was filed as Exhibit 2.2 to Apache’s Current Report on Form 8-K/A filed on July 21, 2010, and is incorporated herein by reference. The Company paid $3.25 billion for the Canadian Properties, all of which was paid as a deposit on July 30, 2010. The effective date of the transaction was July 1, 2010. The Company will take over operations of the properties on November 1, 2010. Certain rights of first refusal are pending and others are the subject of a court proceeding.
     The transaction is the second closing of Apache’s previously announced three-part acquisition of BP assets. In August, another Apache subsidiary completed its acquisition of all of BP’s oil and gas operations, acreage, and infrastructure in the Permian Basin. Completion of Apache’s acquisition of BP assets in Egypt’s Western Desert is subject to normal regulatory approvals and conditions. Apache is financing the acquisitions with a combination of debt and equity securities as well as cash on hand.
Item 7.01. Regulation FD Disclosure
     The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.
     On October 12, 2010, Apache Corporation issued a press release announcing that the Company had closed the acquisition of the Canadian Properties, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired.
     To the extent required by this item, financial statements of the BP assets will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this Current Report is required to be filed.
     (b) Pro Forma Financial Information.
     To the extent required by this item, pro forma financial information will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
     (d) Exhibits.
Exhibit 2.1	Partnership Interest and Share Purchase and Sale Agreement by and between BP Canada Energy and Apache Canada Ltd. dated July 20, 2010 (incorporated by reference to Exhibit 2.2 to Apache’s Current Report on Form 8-K/A, dated July 20, 2010, filed on July 21, 2010, SEC File No. 001-4300).

Exhibit 99.1	Press release of Apache Corporation dated October 12, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Dated: October 12, 2010	By:	/s/ John A. Crum
John A. Crum
Co-Chief Operating Officer and President — North America

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 2.1	Partnership Interest and Share Purchase and Sale Agreement by and between BP Canada Energy and Apache Canada Ltd. dated July 20, 2010 (incorporated by reference to Exhibit 2.2 to Apache’s Current Report on Form 8-K/A, dated July 20, 2010, filed on July 21, 2010, SEC File No. 001-4300).

Exhibit 99.1	Press release of Apache Corporation dated October 12, 2010.

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